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                                                                  EXHIBIT 10(m)

                        AMERICAN FREIGHTWAYS CORPORATION

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN


          WHEREAS, American Freightways Corporation (the "Company"), desires to adopt an Employee Stock Purchase Plan (the "Plan") providing for the grant of options to purchase common stock of the Company to eligible employees who are employed by the Company or its subsidiaries;

          Now, therefore, the Company hereby establishes the Plan, the terms of which shall be as follows:

1.   Purpose
     -------

          The purpose of this Employee Stock Purchase Plan is to give only eligible employees of American Freightways Corporation, an Arkansas corporation, and its Subsidiaries, an opportunity to acquire shares of its Common Stock, $.01 par value, and to continue to promote its best interests and enhance the long-term performance of such Employees.


2.   Definitions

          Wherever used herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

(a)  "Act" means the Securities Act of 1933, as amended.

(b)  "Board" means the Board of Directors of the Company.

(c)  "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a committee appointed by the Board and composed of not less than three members of the Board to which the Board may delegate its powers with respect to administration of the Plan pursuant to Section 3 hereof.

(e) "Common Stock" means shares of the common stock of the Company, $.01 par value.

(f) "Company" means American Freightways Corporation, an Arkansas corporation, and, unless the context hereof requires otherwise, the Subsidiaries.

(g) "Eligible Employee" for the purposes of Section 5 hereof shall mean each person who, on the applicable Grant Date, is employed by the Company or a Subsidiary as follows:

     1)   An Employee who has been employed for more than one year;
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     2)   An Employee whose customary employment is for more than five months in any calendar year; and

     3)   An Employee who is not a Highly Compensated Employee.

     Determination of the Committee as to eligible employees shall be conclusive and binding in all parties.

(h) "Grant Period" means a period of 12 months commencing on the first day of grant of an Option hereunder.

(i) "Fair Market Value" of Common Stock as of the applicable Grant Date shall mean:

     (1) If the Common stock is listed on a national securities exchange or market or is traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the mean bid and mean ask prices of the Common Stock as of the Grant Date or, if applicable, the closing sales price of the Common Stock as reported by such national exchange or market, or if not quoted on such because it is a Saturday, Sunday or holiday, or because no trades occurred on the Grant Date, then on the business day for which such quotations are available that immediately precedes such Grant Date, and

     (2) If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board, in good faith, shall determine.

     Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code (or successor provision) or regulations thereunder.

(j)  "Fair Market Value of Common Stock" as of any Purchase Date shall mean:

     (1) If the Common Stock is listed on a national securities exchange or market system, or is traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the mean bid and mean ask price of the Common Stock on the date immediately preceding the Purchase Date, or if applicable, the closing sales price of the Common Stock as reported by such national securities exchange or market; or if not quoted on such because no trades occurred on such date, then on the business day for which such quotations are available immediately preceding such date; and


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     (2)  If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board, in good faith, shall determine.

     Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code or regulations thereunder.

(k) "Grant Date" means any date on which the Committee elects to grant options hereunder, it being within the scope of this Plan that any number of Grant Dates may occur within any one year.

(l) "Highly Compensated Employee" means an employee who meets Section 414(q) of the Code.

(m) "Option" means an option granted hereunder that will entitle an Eligible Employee to purchase shares of Common Stock on the applicable Purchase Date.

(n)  "Option Price" means the lower of:

     (1)  85% of the Fair Market Value per share of Common Stock as set forth in
          Section 2(i) hereof; or

     (2)  85% of the Fair Market Value per share of Common Stock as set forth in
          Section 2(j) hereof.

(o) "Plan" means the American Freightways Corporation Employee Stock Purchase Plan as set forth herein.

(p) "Purchase Date" means the date which is one calendar year, less one day, from the applicable Grant Date. If the Purchase Date falls upon a date which the Company is not open for business, then the Purchase Date shall be the next preceding date in which the Company is open for business.

(q) "Subsidiary" or "Subsidiaries" means a corporation or corporations of which stock possessing at least 51% of the total combined voting power of all classes of stock entitled to vote is owned by the Company or by any other Subsidiary or Subsidiaries.


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3.   Administration of the Plan

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of not less than three (3) members appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board who is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (Exchange Act) or any successor rule or regulation. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. The Committee may appoint a Plan Administrator who may or may not be an employee or affiliate of the Company to assist in the day-to-day administration of the Plan.


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     The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in the Plan. All decisions and actions made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority at a meeting duly held. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.


4.   Maximum Limitations

     The total number of shares of Common Stock available for grant as Options pursuant to Section 5 shall not exceed 600,000, subject to adjustment pursuant to Section 9 hereof. Shares of Common Stock granted pursuant to the Plan may be authorized but unissued shares of Common Stock or shares now or hereafter held by or on behalf of the Company. In the event that any Option granted pursuant hereto expires or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available for grant as an Option hereunder and shall not reduce the total number of shares of Common Stock available for grant.


5.   Basis of Participation and Granting of Options

(a) Each person who is an Eligible Employee on a Grant Date, subject to earlier termination of the Plan pursuant to Section 13(c) hereof, ending with the last Grant Date on which shares of Common Stock are available for grant within the limitation set forth in Section 4, will be granted an Option hereunder which will entitle such Eligible Employee at the discretion of such Eligible Employee to purchase on the Purchase Date, at the Option Price per share, a whole number of shares of Common Stock having a Fair Market Value at the Grant Date of no less than $100 and no more than the greater of (i) the Fair Market Value at the Grant Date of 200 shares of Common Stock, or (ii) $1,200. The Grant Date applicable to an Option granted pursuant to this Section 5 shall be the date of the grant of such Option.

(b) If the number of shares of Common Stock for which Options are granted pursuant to this Section 5 exceeds the number of shares set forth and calculated pursuant to Section 4 hereof, then outstanding, unexercised Options shall, in a nondiscriminatory manner, be reduced.


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6.   Terms of Options.

(a) Each Option granted under Section 5 and exercised by delivering written notice and payment thereof as provided in Section 7 shall, unless sooner expired pursuant to Section 6, become exercisable on the Purchase Date. Each Option not exercised on the Purchase Date next succeeding the Grant Date shall terminate and expire.

(b) Each Option granted under Section 5 and exercised by electing to authorize a payroll deduction as provided in Section 7 shall, unless sooner expired pursuant to Section 6, become exercisable on the Purchase Date. Each Option not exercised on the Purchase Date next succeeding the Grant Date shall terminate and expire.

(c) Notwithstanding the foregoing, an Option shall expire on the date that the employment of the Eligible Employee with the Company and its Subsidiaries terminates (as such date is determined by the Board or the Committee in its discretion) for any reason other than death or disability of such Eligible Employee.

(d) Notwithstanding the foregoing, if the employment of the Eligible Employee with the Company and its Subsidiaries terminates by reason of the death of such Eligible Employee, outstanding Option(s) held by such Employee shall expire on the Purchase Date as set forth in the subject Option.

(e) Notwithstanding the foregoing, if the employment of the Eligible Employee with the Company and its subsidiaries terminates by reason of the full or permanent disability of such Eligible Employee (as defined in the Code), outstanding Option(s) held by such Employee shall become exercisable on the 90th calendar day following the date on which such disability occurs (as such dates are determined by the Board or the Committee); thereafter, such Options shall terminate and expire.


7.   Manner of Exercise of Options and Parents for Common StocK

(a)  An Option may be exercised by an optionee by:

     (i) delivering written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised (within the maximum and minimum number of such shares set forth in the Option or in Section 5 hereto) and tendering payment therefor in full in cash or by certified check on the Purchase Date. Written notice hereunder will be effective if it is delivered pursuant to Section 13(i) at or before 5:00 P.M. at the principal executive offices of the Company either on the date immediately preceding the Purchase Date or on the Purchase Date. A written notice hereunder delivered prior to the date immediately preceding the Purchase Date will not become effective until the date immediately preceding the Purchase Date and, until effective, may be revoked by the optionee by delivery of a written revocation to the Secretary of the Company; or

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     (ii) electing to authorize a payroll deduction made by the Company of the
          Option Price times the number of shares of Common Stock which the Optionee anticipates purchasing upon the exercise of the Option by the optionee. Such amount is to be equally divided by the number of payroll periods in a twelve month period. Such payroll deductions will be credited, without interest, to an account under the Plan. As of the Purchase Date, the amount of each participating employee's account is totaled. If a participating employee has sufficient funds in his account to purchase any whole number of full shares of the Common Stock at the Option Price, such employee shall be deemed to have exercised his option to purchase shares (to the full extent of funds in his account as of the Purchase Date) at the Option Price and his account shall be charged for the amount of the purchase. Any unused balance in a participating employee's account at the Purchase Date due to insufficient funds for the purchase of any whole share or due any limitation on the grant or exercise of options expressed herein will be refunded without interest. If on or as of the Purchase Date the optionee elects in writing to acquire a number of shares of Common Stock having an aggregate Option Price in excess of amounts reserved in his or her payroll deduction account, then, at the option of such optionee, such optionee may, on the Purchase Date remit to the Company the total amount of such excess in cash or cashier's check.

(b) An Eligible Employee may decrease his payroll deduction amount up to four times (once per quarter) during the Grant Period. Such decrease will become effective on the next pay period following the receipt by the Company of written notice of the decrease from the employee. Decreases in payroll deductions shall proportionally reduce the number of shares of Common Stock into which the subject Option shall be exercisable. An Eligible Employee may not increase his payroll deduction once an authorization for payroll deduction becomes effective.

(c) Prior to an applicable Purchase Date, an Eligible Employee may make total withdrawals of unused payroll deductions credited to his account under the Plan by providing proper notice to the Company. Unused balances shall be paid to such employee, without interest, after the timely receipt of the notice, and no further payroll deductions may be made for the remainder of the Grant Period. The number of shares of Common Stock into which the Option is exercisable shall be reduced to the extent of an Eligible Employee's withdrawal from his or her payroll deduction account.

As soon as possible following such exercise, a certificate representing the shares of Common Stock purchased, in the name of the optionee, shall be issued in the name of the optionee and delivered to the optionee or his designee.

8.   Transferability.

     No Option may be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment,

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transfer, pledge, hypothecation or other disposition of any Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Eligible Employee during his or her lifetime, or pursuant to Section 6, by his or her estate or the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance.

     Any shares issued upon exercise of an Option shall, unless subject to a registration statement that is effective under the Act, bear a legend restricting transfer thereof, containing substantially the following language:

     The securities represented by this certificate have not been registered under federal or state securities laws.

     These securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under applicable federal or state securities laws or an opinion of counsel satisfactory to the issuer to the effect that such sale, transfer or assignment is exempt from registration thereunder.


9.   Adjustment Provisions

     The aggregate number of shares of Common Stock with respect to which all Options may be granted hereunder (as set forth in Section 4 hereof), the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price per share of each Option may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 9 shall be made according to the sole discretion of the Board, and its decision shall be binding and conclusive.


10.  Dissolution, Merger, Consolidation

     Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of the intended date in which such event is to be consummated to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Option and, subject to prior expiration pursuant to Section 6, each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.


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11.  Effectiveness and Termination of the Plan

     The effective date of the Plan is March 1, 1994. Unless terminated sooner pursuant to the provisions contained herein, the Plan shall terminate on March 1, 1999.

12.  Limitation on Options

     Notwithstanding any other provisions of the Plan:

(a) The Company intends that Options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under said Section and regulations issued thereunder are hereby included as fully as though set forth in the Plan at length.

(b) No Eligible Employee shall be granted an Option under the Plan if, immediately after the Option was granted, the Eligible Employee would own stock constituting 5% or more of the total combined voting power or total value of all classes of stock of the Company or of any parent or Subsidiary of the Company. For purposes of this Section 12(b), stock ownership of an individual shall be as determined under the rules of Section 425(d) of the Code and stock which the Eligible Employee may purchase under outstanding Options shall be treated as stock owned by the Eligible Employee.

(c) No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any parent or Subsidiary of the Company to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time of the grant of such Option) for each calendar year in which such Option is outstanding at any time. Any Option granted under the Plan shall be deemed to be reduced or otherwise modified to the extent necessary to satisfy this paragraph (c).

13.  General

(a) Legal and Other Requirements. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may bear any legend as the Board or the Committee shall in its discretion deem appropriate.

(b) No Obligation To Exercise. The granting of an Option shall impose no obligation upon an optionee to exercise such Option.


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(c)  Termination and Amendment of Plan.  The Board may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that it may not effect a change inconsistent with Section 423 of the Code or regulations issued thereunder. No action taken by the Board under this Section may materially and adversely affect any outstanding Option without the consent of the holder thereof.

(d) Withholding Taxes. Upon the exercise of any Option under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

(e) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other optionee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Eligible Employee or other optionee.

(f) Rights as a Shareholder. No holder of options shall, as such, have any right as a shareholder unless and until certificates for shares of Common Stock are issued to him.

(g) Leaves of Absence and Disability. The Board or the Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Eligible Employee. Without limiting the generality of the foregoing, the Board or the Committee shall be entitled to determine
     (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Options under the Plan theretofore granted to any Eligible Employee who takes such leave of absence.

(h) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an optionee (1) on the date it is personally delivered to him or her or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him on the records of the Company or of any Subsidiary.

(i) Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

(j) Company Records. Records of the Company regarding the participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.


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(k)  Information.  The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under this Plan.

(l) No Liability of Company. The Company assumes no obligation or responsibility to the participant (or such participant's successors and assigns by operation of law) for any act of, or failure to act on the part of, the Committee.

(m) Elimination of Fractional Shares. If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to an Option and the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

(n) Corporation Action. Any action required of the Company shall be by resolution of the Board or the Committee or by any other person authorized to so act by resolution of the Board.

(o) Successors. This Plan shall be binding upon the Eligible Employee, the Company, the Committee and each of their permitted successors and assigns.

(p) Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

(q) Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Arkansas to the extent not inconsistent with Section 423 of the Code and regulations hereunder and except to the extent Arkansas law is preempted by federal law. The decision by the Company to deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.


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     IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated
Plan to be executed as of this 23rd day of January, 1996.

                                       AMERICAN FREIGHTWAYS CORPORATION



                                       By: /s/Tom Garrison
                                          -------------------------
                                       Its: Vice President
                                           -----------------------


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